Impairment test	12 Months Ended
Dec. 31, 2023
Impairment Test [Abstract]
Impairment test
7	Impairment test

For the purpose of IAS 36, further to the continuing increase in its vehicle shipping services activities, the Company concluded that its operating assets are grouped into two cash-generating units (CGUs), Container shipping services and Vehicle shipping services.

Further to the volatile market terms, as well as the prolonging decrease in its market capitalization value, the Company tested both of its CGUs for impairment as of September 30, 2023 and recorded in the third quarter of 2023 an impairment loss in respect of its CGU of Container shipping services in a total amount of US$ 2,063.4 million, as detailed below.

Impairment test as of September 30, 2023:

The Company estimated the recoverable amount of both of its CGUs on the basis of value-in-use, using the discounted cash flow (DCF) method.

The Company’s projections were estimated for the period ended on June 30, 2028 and a representative terminal year intended to reflect a long-term steady state. The key assumptions regarding both CGUs are set forth below:

•	Detailed cash flows for the abovementioned period, based upon the Company’s business plans.

•	Freight rates: expected to be further affected by industry’s supply and demand dynamics, as well as by macroeconomic trends and uncertainties.

•	Carried volume: expected to increase over the projected period, in accordance with the Company’s fleet structure and business plans.

•	Bunkering costs: according to the future price curves of fuel and liquefied natural gas (LNG).

•	Charter hire rates: according to contractual rates in effect as of the assessment date, and estimated market rates for future renewals.

•	Post tax discounting rate of 12.5%.

•	Long-term nominal growth rate of 2.5%.

•	Tax payments in accordance with the Company’s corporate tax rate of 23%.

Impairment test results:

The impairment test for the CGU of the Vehicle shipping services resulted with no impairment to be recorded, as its recoverable amount exceeded its carrying amount.

The impairment test for the CGU of the Container shipping services resulted with an impairment loss in a total amount of US$ 2,063.4 million, which was allocated to the related assets, based on their carrying amount and limited to their individual estimated fair value, net of disposal costs.

Fair value of individual assets was estimated using several methods. Right of use assets of vessels and containers were estimated based on the cashflow approach, considering estimated lease and discounting rates. The market approach and the cost approach were used to estimate owned vessels and containers, as well as intangibles and other tangible assets.

The impairment loss as of September 30, 2023 was allocated as detailed below:

	US $ in millions	Income statement line item
Vessels (*)	1,598.7	Impairment of assets
Containers and handling equipment (*)	391.8	Impairment of assets
Other tangible assets (*)	63.8	Impairment of assets / Other operating expenses (**)
Goodwill	9.1	Impairment of assets
	2,063.4

(*) Including right-of-use assets.
(**) Impairment loss in the amount of US$ 28.5 million was included in Other operating expenses.

The Company believes that the assumptions used in its analysis are reasonable and appropriate, considering past experience and current market trends and expectations. However, by nature, such assumptions are subject to significant uncertainties and there can be no assurance that the Company’s assumptions will materialize, or whether freight rates, charter rates and bunker costs will increase or decrease by any significant degree.